Accounts payable	12 Months Ended
Dec. 31, 2022
Accounts payable
Accounts payable
15.	Accounts payable
Accounts payable consist of the following:

	As of December 31,
	2021	2022

	(RMB in millions)
Vendor payable	112,317	126,821
Shipping charges payable and others	28,167	33,786

Total	140,484	160,607

JD Technology and other financial institutions (the “Institutions”) offer supply chain financing services to the Group’s suppliers. Suppliers can sell one or more of the Group’s payment obligations at their sole discretion to the Institutions to receive funds ahead of time to meet their cash flow needs. The Group’s rights and obligations are not impacted. The original payment terms, timing or amount, remain unchanged. As of December 31, 2021 and 2022, RMB20,127 million and RMB16,671 million, respectively, of the outstanding payment obligations were elected by the suppliers and sold to the Institutions.